UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
April 20, 2009

AKEENA SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52385	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

16005 Los Gatos Boulevard
Los Gatos, California 95032
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 402-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry Into a Material Definitive Agreement.

On April 20, 2009, Akeena Solar, Inc., a Delaware corporation (“Akeena”), entered into an amendment agreement (the “Amendment Agreement”) with investors who had previously acquired Series G Warrants to purchase up to an aggregate of 2,196,400 shares of Common Stock at a strike price of $1.12 per share, which warrants were issued on March 3, 2009 pursuant to a securities purchase agreement by and among Akeena and the investors dated February 26, 2009 (the “Original Series G Warrants”).  The Orignial Series G Warrants were immediately exercisable and had a term of 67 trading days from the date of original issuance.  In the Amendment Agreement, the investors agreed to the immediate exercise of a portion of their Original Series G Warrants, for a total of 425,000 shares of Common Stock with gross proceeds to Akeena of $476,000.  In conjunction with that exercise, Akeena agreed to amend the terms of the remaining Original Series G Warrants, such that the unexercised balance of the Original Series G Warrants have a term that is extended until August 10, 2009 (the “Extended Term”), and to issue to the investors additional, newly issued Series G Warrants on the same terms as the amended Original Series G Warrants (with the Extended Term) to purchase up to an aggregate of 1,275,000 shares of Common Stock at a strike price of $1.12 per share (the “New Series G Warrants”).  The closing of the transactions contemplated by the Amendment Agreement and the issuance of the New Series G Warrants took place on April 20, 2009.

The Series G Warrants include a “put” feature which allows Akeena to require the holder to exercise those warrants at the election of Akeena, commencing 31 days from the date of issuance, provided that specified trading price and volume conditions are satisfied (including that (i) the volume weighted average price of Akeena’s stock has been not less than $1.30 per share and (ii) the daily trading volume more than $175,000 for at least four out of five consecutive trading days prior to each exercise of a put right during the term of such warrants).

A copy of the form of Amendment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the form of New Series G Warrant issued by Akeena is filed as Exhibit 4.3 to this Current Report and is incorporated herein by reference.

The Original Series G Warrants and the New Series G Warrants (and the shares of Common Stock issuable from time to time upon exercise of those warrants) being offered by Akeena were registered under an existing shelf registration statement on Form S-3 (Registration No. 333-156603), which was declared effective by the Securities and Exchange Commission on January 30, 2009.

The foregoing is not a complete summary of the terms of the offering, the agreements, or the warrants described in this Item 1.01, and reference is made to the complete text of the Amendment Agreement and the form of warrant that are filed herewith as exhibits.

Item 3.03             Material Modification to Rights of Security Holders.

The disclosure provided above in Item 1.01 is incorporated by reference into this Item 3.03.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.3	Form of Series G Warrant

5.3	Legal Opinion of DLA Piper LLP (US)

10.1	Amendment Agreement by and among Akeena Solar, Inc. and the Purchasers (as defined therein), dated as of April 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2009

AKEENA SOLAR, INC.

By:	/s/ Gary R. Effren
Gary R. Effren,
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.3	Form of Series G Warrant

5.3	Legal Opinion of DLA Piper LLP (US)

10.1	Amendment Agreement by and among Akeena Solar, Inc. and the Purchasers (as defined therein), dated as of April 20, 2009